EXHIBIT 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Heritage Financial Group (the "Company") that the Quarterly Report of the Company on Form 10-QSB for the period ended September 30, 2005 fully complies with the requirements of
Section 13(a) of the Securities and Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and results of operations of the Company for such period.

Date:  November 14, 2005        By:  /s/  O. Leonard Dorminey
                                     -----------------------------------------
                                          O. Leonard Dorminey
                                          President and Chief Executive Officer


Date:  November 14, 2005        By: /s/ Tammy W. Burdette
                                    -------------------------------------------
                                          Tammy W. Burdette
                                          Executive Vice-President and Chief
                                          Financial Officer